          ----------------------------------------------------------------------
                                                  MUNICIPAL PARTNERS

                                                  FUND INC.

                                                  ANNUAL REPORT

                                          --------------------------------------
                                                  DECEMBER 31, 1995

MUNICIPAL  PARTNERS  FUND  INC.

February 27, 1996

To Our Shareholders:

We are pleased to supply this annual report to the shareholders of Municipal Partners Fund Inc. (the "Fund") for the year ended December 31, 1995. The fixed income markets staged a strong rally during the fourth quarter as evidenced by the Fund's net asset value return of 7.40% (assuming the reinvestment of monthly dividends in additional shares of the Fund). At December 29, 1995 (the last business day of the year), the Fund had a closing net asset value and market price per share of $14.19 and $11.625, respectively. During the quarter, the Fund continued to pay a monthly common stock dividend of $0.065 per share. For the year ended December 31, 1995, the Fund's net asset value return was 30.60% (assuming the reinvestment of monthly dividends in additional shares of the Fund).

Moderate economic growth and benign inflation were the catalysts for the fixed income rally during the fourth quarter. Although there was some volatility due to the budget debate in Washington, the market ended the year on a positive note as the Federal Reserve lowered its Federal Funds rate by 25 basis points to 5.50%.

Portfolio managers used the heavy new issue supply in the latter part of the year as an opportunity to restructure their accounts to prepare for a further decline in interest rates. As the Dow Jones Industrial Average approached the 5,000 level, individual investors shifted more of their assets into municipal bonds. During the latter part of the year, fears of flat tax legislation abated. Thus, individual investors gained confidence to extend the maturities of their municipal bond purchases.

The increased new issue supply in the second half of 1995 brought the total new issue volume to $156 billion, just 5% below last year's level. The technicals for 1996 remain favorable from a supply and demand perspective. New issue supply is not expected to increase substantially while demand could be strong from the reinvestment of maturities, calls and coupon payments.

As of December 29, 1995, the Fund's portfolio consisted of 42 issues in 23 different states with an average maturity of 11.3 years and an average coupon of 6.48%. Sector weightings emphasize housing, healthcare and industrial development.

Finally, we thank you for your support and confidence. We invite you to call with any questions or comments at 1-800-725-6666 or (212) 783-1301. In addition, a recorded periodic update that reviews the municipal debt market and contains specific information regarding the Fund and its portfolio, including top ten holdings and portfolio diversification, is available by calling 1-800-421-4777.

                                      Cordially,
/s/ Mark C. Biderman                               /s/ Michael S. Hyland
--------------------                               ---------------------
Mark C. Biderman                                   Michael S. Hyland
Chairman of the Board                              President

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

December 31, 1995

PRINCIPAL                                                                                              MARKET
 AMOUNT                                                                             MOODY'S/S&P        VALUE
  (000)                          LONG-TERM INVESTMENTS -- 146.6%                   CREDIT RATING      (NOTE 2)
  ------------------------------------------------------------------------------------------------------------
                  ALABAMA -- 8.3%
                  Courtland, Alabama Industrial Development Board Solid Waste
                  Disposal Revenue (Champion International Corporation Project),
 $ 1,225          Series A, 7.00%, 11/01/22.....................................     Baa1/BBB       $  1,309,684
                  Courtland, Alabama Industrial Development Board Solid Waste
                  Disposal Revenue (Champion International Corporation Project),
   5,395          Series A, 6.375%, 3/01/29.....................................     Baa1/BBB          5,459,686
                                                                                                    ------------
                                                                                                       6,769,370
                                                                                                    ------------
                  CALIFORNIA -- 3.8%
                  San Francisco, California Airport Revenue (San Francisco
   1,000          International Airport), Series A-9, FGIC, 5.60%, 5/01/14......      Aaa/AAA          1,013,230
                  West Covina, California Certificate of Participation (Queen of
   2,000          the Valley Hospital), 6.50%, 8/15/14..........................        A/A            2,108,120
                                                                                                    ------------
                                                                                                       3,121,350
                                                                                                    ------------
                  COLORADO -- 2.5%
                  Colorado Health Facilities Authority Hospital Revenue (Rocky
   2,000          Mountain Adventist Healthcare Project), 6.625%, 2/01/22.......      Baa/BBB          2,027,740
                                                                                                    ------------
                  GEORGIA -- 4.1%
                  Savannah, Georgia Hospital Authority Revenue Refunding &
   3,250          Improvement (Candler Hospital), 7.00%, 1/01/23................     Baa/BBB+          3,337,198
                                                                                                    ------------
                  ILLINOIS -- 9.7%
                  Illinois Health Facilities Authority Revenue Refunding
   1,500          (Lutheran General Health System), Series C, 7.00%, 4/01/14....       A/A+            1,753,155
   3,000          Illinois State Sales Tax Revenue, Series V, 6.375%, 6/15/20...      A1/AAA           3,199,860
                  Regional Transportation Authority of Illinois, Series A, FGIC,
   2,900          5.85%, 6/01/23................................................      Aaa/AAA          2,986,594
                                                                                                    ------------
                                                                                                       7,939,609
                                                                                                    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

December 31, 1995

PRINCIPAL                                                                                              MARKET
 AMOUNT                                                                             MOODY'S/S&P        VALUE
  (000)                         LONG-TERM INVESTMENTS (CONTINUED)                  CREDIT RATING      (NOTE 2)
  ------------------------------------------------------------------------------------------------------------
                  MAINE -- 3.3%
                  Maine State Housing Authority Mortgage Purchase, Series A-4,
 $   525          6.375%, 11/15/12..............................................      A1/AA-        $    538,818
                  Maine State Housing Authority Mortgage Purchase, Series A-2,
   2,110          6.65%, 11/15/25...............................................      A1/AA-           2,176,064
                                                                                                    ------------
                                                                                                       2,714,882
                                                                                                    ------------
                  MARYLAND -- 6.5%
                  Maryland State Community Development Administration,
                  Department of Housing and Community Development (Multi-Family
   1,300          Housing), Series E, 6.85%, 5/15/25............................       Aa/NR           1,371,994
                  Northeast Maryland Waste Disposal Authority, Solid Waste
                  Revenue (Montgomery County Resource Recovery Project), Series
   3,750          A, 6.30%, 7/01/16.............................................       A/NR            3,904,988
                                                                                                    ------------
                                                                                                       5,276,982
                                                                                                    ------------
                  MICHIGAN -- 2.8%
                  Michigan Hospital Finance Authority Revenue Refunding
   2,500          (Pontiac Osteopathic Project), 6.00%, 2/01/24.................     Baa1/BBB          2,309,225
                                                                                                    ------------
                  MINNESOTA -- 4.5%
                  Minnesota State Housing Finance Agency Single-Family Mortgage,
   3,550          Series H, 6.50%, 1/01/26......................................      Aa/AA+           3,644,785
                                                                                                    ------------
                  NEBRASKA -- 7.7%
                  Nebraska Higher Education Loan Program Inc., Revenue,
   6,000          Sub-Series A-6, 6.45%, 6/01/18................................       A/NR            6,239,400
                                                                                                    ------------
                  NEVADA -- 13.1%
                  Clark County, Nevada Passenger Facility Revenue (Macarran
   4,850          International Airport), MBIA, 5.75%, 7/01/23..................      Aaa/AAA          4,874,299
                  Nevada Housing Division, Single-Family Program, Series B-2,
   4,355          6.40%, 10/01/25...............................................       Aa/NR           4,419,846
                  Nevada Housing Division, Single-Family Program, Series B-2,
   1,300          6.95%, 10/01/26...............................................       Aa/NR           1,369,979
                                                                                                    ------------
                                                                                                      10,664,124
                                                                                                    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

December 31, 1995

PRINCIPAL                                                                                              MARKET
 AMOUNT                                                                             MOODY'S/S&P        VALUE
  (000)                         LONG-TERM INVESTMENTS (CONTINUED)                  CREDIT RATING      (NOTE 2)
  ------------------------------------------------------------------------------------------------------------
                  NEW HAMPSHIRE -- 0.9%
                  New Hampshire State Housing Finance Authority, Single-Family
 $   700          Residential, Series A, 6.80%, 7/01/15.........................       Aa/A+        $    734,916
                                                                                                    ------------
                  NEW JERSEY -- 12.9%
                  New Jersey Economic Development Authority, Pollution Control
                  Revenue (Public Service Electric and Gas Co. Project), MBIA,
   5,150          6.40%, 5/01/32................................................      Aaa/AAA          5,566,223
                  New Jersey Economic Development Authority, Water Facilities
                  Revenue (New Jersey American Water Co. Project), FGIC,
   4,450          6.875%, 11/01/34..............................................      Aaa/AAA          4,975,055
                                                                                                    ------------
                                                                                                      10,541,278
                                                                                                    ------------
                  NEW YORK -- 9.4%
                  New York State Energy Research & Development Authority
                  Facilities Revenue (Con Edison Company of New York, Inc.
   1,500          Project), 6.00%, 3/15/28......................................       A1/A+           1,524,225
                  Port Authority of New York & New Jersey Construction,
     950          Ninety-Sixth Series, FGIC, 6.60%, 10/01/23....................      Aaa/AAA          1,039,433
                  The City of New York, General Obligation Bonds, Series D,
   3,100          6.00%, 2/15/11................................................     Baa1/BBB+         3,119,747
                  The City of New York, General Obligation Bonds, Series D,
   2,000          6.00%, 8/01/11................................................     Baa1/BBB+         1,995,860
                                                                                                    ------------
                                                                                                       7,679,265
                                                                                                    ------------
                  OHIO -- 6.7%
                  Ohio State Water Development Authority Solid Waste Disposal
   5,200          Revenue (North Star BHP Steel-Cargill Inc.), 6.30%, 9/01/20...      Aa3/AA-          5,494,632
                                                                                                    ------------
                  PENNSYLVANIA -- 8.0%
                  Monroeville Hospital Authority Hospital Revenue (Forbes Health
   6,095          System), 7.00%, 10/01/13......................................     Baa1/BBB+         6,521,772
                                                                                                    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

December 31, 1995

PRINCIPAL                                                                                              MARKET
 AMOUNT                                                                             MOODY'S/S&P        VALUE
  (000)                         LONG-TERM INVESTMENTS (CONTINUED)                  CREDIT RATING      (NOTE 2)
  ------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND -- 6.5%
                  Rhode Island Housing & Mortgage Finance Corporation,
 $ 2,100          Homeownership Opportunity, Series 5, 6.40%, 4/01/24...........      Aa/AA+        $  2,123,100
                  Rhode Island Housing & Mortgage Finance Corporation,
   3,115          Homeownership Opportunity, Series 7B, 6.80%, 10/01/25.........      Aa/AA+           3,225,645
                                                                                                    ------------
                                                                                                       5,348,745
                                                                                                    ------------
                  SOUTH DAKOTA -- 6.3%
                  South Dakota Housing Development Authority, Homeowner
   4,955          Mortgage, Series D, 6.85%, 5/01/26............................      Aa1/AA+          5,176,489
                                                                                                    ------------
                  TENNESSEE -- 4.6%
                  The Industrial Development Board of Humphreys County,
                  Tennessee (E.I. duPont de Nemours and Company Project),
   3,400          6.70%, 5/01/24................................................      Aa3/AA-          3,717,662
                                                                                                    ------------
                  TEXAS -- 15.4%
                  Lower Neches Valley Authority, Texas Industrial Development
                  Corporation (Mobil Oil Refining Corporate Project),
   6,000          6.40%, 3/01/30................................................      Aa2/AA           6,399,240
                  Richardson, Texas Hospital Authority Hospital Revenue
                  Refunding and Improvement (Richardson Medical Center), 6.75%,
   3,000          12/01/23......................................................     Baa/BBB-          3,043,050
     360          Texas State Veterans Housing Assistance, 6.80%, 12/01/23......       Aa/AA             374,994
                  West Side Calhoun County, Texas Navigation District Solid
                  Waste Disposal Revenue (Union Carbide Chemicals), 6.40%,
   2,750          5/01/23.......................................................     Baa2/BBB          2,792,158
                                                                                                    ------------
                                                                                                      12,609,442
                                                                                                    ------------
                  VIRGINIA -- 3.7%
                  Giles County, Virginia Industrial Development Authority
   2,000          Revenue (Hoechst Celanese Project), 5.95%, 12/01/25...........       A2/A+           2,021,000
                  Virginia State Housing Development Authority, Commonwealth
     955          Mortgage, Subseries B-5, 6.30%, 1/01/27.......................      Aa1/AA+            966,947
                                                                                                    ------------
                                                                                                       2,987,947
                                                                                                    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

December 31, 1995

PRINCIPAL                                                                                              MARKET
 AMOUNT                                                                             MOODY'S/S&P        VALUE
  (000)                         LONG-TERM INVESTMENTS (CONCLUDED)                  CREDIT RATING      (NOTE 2)
  ------------------------------------------------------------------------------------------------------------
                  WASHINGTON -- 2.5%
                  Public Utility District No. 1 of Snohomish County, Washington
 $   600          Generation System Revenue, Series B, 5.80%, 1/01/24...........       A1/A+        $    604,524
                  Washington State Housing Finance Commission, Single-Family
   1,460          Mortgage Revenue Refunding, 6.15%, 1/01/26....................      NR/AAA           1,452,072
                                                                                                    ------------
                                                                                                       2,056,596
                                                                                                    ------------
                  WEST VIRGINIA -- 3.4%
                  West Virginia State Water Development Authority, Loan Program
   2,445          II, Series A, 7.00%, 11/01/31.................................      NR/BBB+          2,804,218
                                                                                                    ------------
                  TOTAL LONG-TERM INVESTMENTS (cost $114,715,438)...............................     119,717,627
                                                                                                    ------------
                  SHORT-TERM INVESTMENT -- 0.1%
------------------------------------------------------------------------------------------------
                  NEW YORK -- 0.1%
                  The City of New York, Housing Development Corporation
                  (Carnegie Park Project), Series A, VR, 5.75%, 1/02/96 (cost
     100          $100,000).....................................................     VMIG-2/NR           100,000
                                                                                                    ------------
                  TOTAL INVESTMENTS -- 146.7% (cost $114,815,438)...............................     119,817,627
                                                                                                    ------------
                  OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.3%.................................       1,879,876
                                                                                                    ------------
                  TOTAL NET ASSETS -- 149.0%....................................................     121,697,503
                                                                                                    ------------
                  Par value of 800 shares of preferred stock at $50,000 per share (Note
                  5) -- (49.0%).................................................................     (40,000,000)
                                                                                                    ------------
                  NET ASSETS APPLICABLE TO COMMON STOCK -- 100%
                  (equivalent to $14.19 per share on 5,757,094 common shares outstanding).......    $ 81,697,503
                                                                                                    ------------

--------------------------------------------------------------------------------

The following abbreviations are used in portfolio descriptions:

FGIC  -- Insured as to principal and interest by the Financial Guaranty
         Insurance Company.

MBIA  -- Insured as to principal and interest by the Municipal Bond Investors
         Assurance Corporation.

NR   -- Not rated by Moody's or S&P as indicated.

VMIG -- Variable Moody Investment Grade.

VR   -- Variable Rate Demand Note. Maturity date shown is date of next interest rate change and coupon rate is the rate in effect on December 31, 1995.

                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995

ASSETS
Investments, at value (cost -- $114,815,438).................................................   $119,817,627
Cash.........................................................................................         29,126
Interest receivable..........................................................................      1,960,928
Unamortized organization expenses (Note 2)...................................................         29,398
Prepaid expenses.............................................................................         15,753
                                                                                                ------------
        Total assets.........................................................................    121,852,832
                                                                                                ------------
LIABILITIES
Accrued management fee (Note 3)..............................................................         61,526
Accrued audit and tax return preparation fees................................................         51,998
Accrued printing and mailing fees............................................................         12,900
Accrued legal fee............................................................................         12,557
Accrued custodian expense....................................................................          4,893
Other accrued expenses.......................................................................         11,455
                                                                                                ------------
        Total liabilities....................................................................        155,329
                                                                                                ------------
NET ASSETS
Preferred Stock (Note 5).....................................................................     40,000,000
Common Stock ($.001 par value, authorized 100,000,000 shares; 5,757,094 shares
  outstanding)...............................................................................          5,757
Additional paid-in capital...................................................................     79,673,514
Undistributed net investment income..........................................................        176,115
Accumulated realized loss on investments.....................................................     (3,160,072)
Net unrealized appreciation on investments...................................................      5,002,189
                                                                                                ------------
        Net assets...........................................................................   $121,697,503
                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended December 31, 1995

INVESTMENT INCOME
    INCOME
        Interest (includes net premium amortization of $40,719)................................    $ 7,420,470
    OPERATING EXPENSES
        Management fee (Note 3).....................................................   $692,714
        Auction agent fee...........................................................    110,601
        Audit and tax services......................................................     73,457
        Legal.......................................................................     40,000
        Printing....................................................................     32,012
        Directors' fees and expenses (Note 3).......................................     26,575
        Custodian...................................................................     24,413
        Listing fee.................................................................     16,170
        Amortization of deferred organization expenses (Note 2).....................     15,968
        Transfer agent..............................................................     13,387
        Shareholder annual meeting..................................................     10,753
        Other.......................................................................     23,022
                                                                                       --------
                Total operating expenses.......................................................      1,079,072
                                                                                                   -----------
    Net investment income......................................................................      6,341,398
                                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    Net Realized Loss on Investments...........................................................       (696,257)
    Change in Net Unrealized Appreciation on Investments.......................................     15,833,547
                                                                                                   -----------
    Net realized loss and change in net unrealized appreciation on investments.................     15,137,290
                                                                                                   -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.................................................    $21,478,688
                                                                                                   -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                              FOR THE YEAR       FOR THE YEAR
                                                                                 ENDED              ENDED
                                                                              DECEMBER 31,       DECEMBER 31,
                                                                                  1995               1994
------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income................................................     $ 6,341,398        $ 6,335,477
    Net realized loss on investments.....................................        (696,257)        (1,839,397)
   Change in net unrealized appreciation (depreciation) on investments ..      15,833,547        (15,695,582)
                                                                              ------------       ------------
    Net increase (decrease) in net assets from operations................      21,478,688        (11,199,502)
DIVIDENDS
    To common shareholders from net investment income....................      (4,594,161)        (5,106,537)
    To preferred shareholders from net investment income.................      (1,656,333)        (1,227,600)
                                                                              ------------       ------------
                                                                               (6,250,494)        (6,334,137)
CAPITAL SHARE TRANSACTIONS
    Additional offering expenses (Note 1)................................         --                  (6,419)
                                                                              ------------       ------------
                                                                                  --                  (6,419)
                                                                              ------------       ------------
    Total increase (decrease) in net assets..............................      15,228,194        (17,540,058)
NET ASSETS
    Beginning of year....................................................     106,469,309        124,009,367
                                                                              ------------       ------------
    End of year (includes undistributed net investment income of $176,115
      and $85,211, respectively).........................................     $121,697,503       $106,469,309
                                                                              ------------       ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Year Ended December 31, 1995

CASH FLOWS FROM OPERATING ACTIVITIES:
    Proceeds from sales of portfolio investments.............................................   $ 38,947,949
    Purchases of portfolio securities........................................................    (39,545,126)
    Net sales of short-term investments......................................................        300,000
                                                                                                ------------
                                                                                                    (297,177)
    Net investment income....................................................................      6,341,398
    Amortization of net premium on investments...............................................         40,719
    Amortization of organization expenses....................................................         15,968
    Net change in receivables/payables related to operations.................................        160,441
                                                                                                ------------
        Net cash provided by operating activities............................................      6,261,349
                                                                                                ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Common stock dividends paid..............................................................     (4,594,161)
    Preferred stock dividends paid...........................................................     (1,656,333)
                                                                                                ------------
        Net cash used by financing activities................................................     (6,250,494)
                                                                                                ------------
Net increase in cash.........................................................................         10,855
Cash at beginning of year....................................................................         18,271
                                                                                                ------------
CASH AT END OF YEAR..........................................................................   $     29,126
                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND COMMON STOCK OFFERING

Municipal Partners Fund Inc. (the "Fund") was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund may classify or reclassify any unissued shares of common stock into one or more series of preferred stock (See Note 5).

The Fund had no transactions until January 15, 1993 when it sold 7,094 shares of its common stock to Oppenheimer & Co., Inc. ("Oppenheimer") and Salomon Brothers Asset Management Inc (the "Investment Adviser") for an aggregate purchase price of $100,025. The Fund sold 5,750,000 shares of common stock in its initial public offering and received proceeds of $80,620,751 after deducting offering expenditures and underwriting commissions. Offering expenditures amounted to $454,249 and were charged to additional paid-in capital. Underwriting commissions paid to underwriters, including Salomon Brothers Inc ("SBI") and Oppenheimer, amounted to $5,175,000.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund's primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the Investment Adviser, may appreciate in value relative to other similar obligations in the marketplace.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION.   Tax-exempt securities are valued by independent pricing
services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to comply
with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends and
distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 4) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in
Note 5. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to $89,271
were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

NOTE 3. MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

The Fund entered into a management agreement with Advantage Advisers, Inc. (the "Investment Manager"), a subsidiary of Oppenheimer, pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the fund entered into an investment advisory and administration agreement with the Investment Adviser, an affiliate of SBI, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays the Investment Manager a monthly fee at an annual rate of .60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, a fee of $700 for attendance at each board and audit committee meeting, $700 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1995, aggregated $39,545,126 and $38,947,949, respectively. At December 31, 1995, the Fund had a net capital loss carryover of approximately $3,160,000 of which $526,000 will be available through December 31, 2001, $1,930,000 will be available through December 31, 2002 and $704,000 will be available through December 31, 2003 to offset future capital gains to the extent provided by federal income tax regulations.

The federal income tax cost basis of the Fund's investments at December 31, 1995 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $5,025,229 and $23,040, respectively, resulting in net unrealized appreciation for federal income tax purposes of $5,002,189.

NOTE 5. PREFERRED STOCK

On April 2, 1993, the Fund closed its public offering of 800 shares of $.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. This resulted in a $38,958,495 increase in the Fund's net assets after deducting offering costs and underwriting commissions. Offering costs amounted to $341,505 and underwriting commissions paid to SBI and Oppenheimer amounted to $700,000. Offering costs and underwriting commissions incurred in connection with the Preferred Shares offering have been charged to additional paid-in capital.

The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the year ended December 31, 1995 ranged from 3.749% to 4.399%. The weighted average dividend rate for the year ended December 31, 1995 was 4.084%. The Board of Directors designated the dividend period commencing October 24, 1995 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on October 23, 1995 remained in effect through January 22, 1996. The dividend rate for this Special Rate Period was 3.93%. The Board of Directors designated the dividend period commencing January 23, 1996 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on January 22, 1996 remains in effect through April 22, 1996 when the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period. The dividend rate for this Special Rate Period is 3.54%.

The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.

NOTE 6. COMMON STOCK DIVIDENDS SUBSEQUENT TO DECEMBER 31, 1995

The Board of Directors of the Fund declared a common share dividend from net investment income, each in the amount of $.065 per share, payable on January 31 and February 29, 1996 to shareholders of record on January 12 and February 12, 1996, respectively.

MUNICIPAL  PARTNERS  FUND  INC.

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                              YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                 1995            1994          1993(a)
---------------------------------------------------------------------------------------------------------
Net investment income.....................................      $ 1.10           $ 1.10         $  .87
Net realized loss and change in net unrealized
  appreciation (depreciation).............................         2.63           (3.04)            .73
                                                             ------------    ------------    ------------
    Total from investment operations......................         3.73           (1.94)           1.60
Dividends to common shareholders from net investment
  income..................................................         (.80)           (.89)           (.71)
Dividends to preferred shareholders from net investment
  income..................................................         (.29)           (.21)           (.14)
Offering costs on issuance of common and preferred
  shares..................................................       --              --                (.26)
                                                             ------------    ------------    ------------
    Net increase (decrease) in net asset value............         2.64           (3.04)            .49
Net asset value, beginning of period......................        11.55           14.59           14.10
                                                             ------------    ------------    ------------
Net asset value, end of period............................       $14.19          $11.55          $14.59
                                                             ------------    ------------    ------------
Per share market value, end of period.....................      $11.625          $9.875          $13.75
Total investment return based on market price per
  share(c)................................................       26.18%         (22.57%)          2.31%(b)
Ratios to average net assets of common shareholders(d):
    Operating expenses....................................        1.43%           1.49%           1.30%(e)
    Net investment income before preferred stock
      dividends...........................................        8.41%           8.67%           6.57%(e)
    Preferred stock dividends.............................        2.20%           1.68%           1.31%(e)
    Net investment income available to common
      shareholders........................................        6.21%           6.99%           5.26%(e)
    Net assets of common shareholders, end of period
      (000)...............................................     $ 81,698        $ 66,469        $ 84,009
    Preferred stock outstanding, end of period (000)......     $ 40,000        $ 40,000        $ 40,000
    Portfolio turnover rate...............................          35%             17%            100%

--------------------------------------------------------------------------------

(a) For the period from commencement of investment operations on January 29, 1993 through December 31, 1993.

(b) Return calculated based on beginning of period price of $14.10 (initial offering price of $15.00 less underwriting discount of $.90) and end of period market value of $13.75 per share. This calculation is not annualized.

(c) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

(d) Ratios calculated on the basis of income, expenses and preferred stock dividends relative to the average net assets of common shares.

(e) Annualized.

                See accompanying notes to financial statements.

---------------------------------------------------------------------
MUNICIPAL PARTNERS FUND INC.

To the Board of Directors and Shareholders of

Municipal Partners Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Municipal Partners Fund Inc. (the "Fund") at December 31, 1995, the results of its operations, and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, N.Y.
February 15, 1996

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)


SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                                        NET REALIZED GAIN
                                                                                       (LOSS) & CHANGE IN
                                                                                         NET UNREALIZED
                                                                NET INVESTMENT            APPRECIATION
                                                                    INCOME               (DEPRECIATION)
                                                             --------------------     ---------------------
                     QUARTER ENDED*                          TOTAL      PER SHARE      TOTAL      PER SHARE
-----------------------------------------------------------------------------------------------------------
March 31, 1994...........................................    $1,580       $ .27       $(10,193)    $ (1.77)
June 30, 1994............................................     1,566         .27         (1,138)       (.19)
September 30, 1994.......................................     1,599         .28         (1,985)       (.35)
December 31, 1994........................................     1,590         .28         (4,219)       (.73)
March 31, 1995...........................................     1,585         .27          7,580        1.32
June 30, 1995............................................     1,584         .28          1,601         .28
September 30, 1995.......................................     1,572         .27          1,478         .25
December 31, 1995........................................     1,600         .28          4,478         .78

--------------------------------------------------------------------------------

* Totals expressed in thousands of dollars except per share amounts.

                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

---------------------------------------------------------------------------
OTHER INFORMATION

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by State Street Bank and Trust Company as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

MUNICIPAL  PARTNERS  FUND  INC.

---------------------------------------------------------------------------
OTHER INFORMATION (concluded)

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant's shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, P.O. Box 8209, Boston, Massachusetts 02266-8209.

1995 FEDERAL TAX NOTICE

During the year ended December 31, 1995, the Fund paid to shareholders $6,250,494 from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for regular Federal income tax purposes. You should consult your tax advisor as to the state and local taxes status of the dividends you received.

MUNICIPAL  PARTNERS  FUND  INC.

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

MARK C. BIDERMAN

      Chairman of the Board;
      Managing Director,
      Oppenheimer & Co., Inc.
      Executive Vice President,
      Advantage Advisers, Inc.

ALLAN C. HAMILTON

      Consultant, formerly
      Vice President and
      Treasurer, Exxon Corp.

MICHAEL S. HYLAND

      President;
      Managing Director,
      Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

ROBERT L. ROSEN

      General Partner,
      R.L.R. Partners

---------
OFFICERS

MICHAEL S. HYLAND

      President

MARYBETH WHYTE

      Executive Vice President

LAWRENCE H. KAPLAN

      Executive Vice President

ALAN M. MANDEL

      Treasurer

LAURIE A. PITTI

      Assistant Treasurer

TANA E. TSELEPIS

      Secretary

ROBERT I. KLEINBERG

      Assistant Secretary

---------------------------------------
MUNICIPAL PARTNERS FUND INC.

      7 World Trade Center
      New York, New York 10048
      Telephone 1-800-SALOMON

INVESTMENT ADVISER

      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

INVESTMENT MANAGER

      Advantage Advisers, Inc.
      Oppenheimer Tower
      World Financial Center
      New York, New York 10281

AUCTION AGENT

      Bankers Trust Company
      4 Albany Street
      New York, New York 10006

CUSTODIAN

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS

      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      MNP

--------------------------------------------------------------------------------

   STATE STREET BANK AND TRUST COMPANY                                                               ------------------
   P.O. BOX 8200
   BOSTON, MASSACHUSETTS 02266-8200                                                                  BULK RATE
                                                                                                     U.S. POSTAGE
                                                                                                     PAID
                                                                                                     S. HACKENSACK, NJ
                                                                                                     PERMIT NO.
                                                                                                     750
                                                                                                     ------------------